UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported): March 1, 2016
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Codexis, Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
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200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices, including Zip Code)

(650) 421-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2016, the Board of Directors (the “Board”) of Codexis, Inc. (the “Company”) increased the size of the Board from eight to nine members and appointed David V. Smith as a Class III director, with an initial term expiring at the Company’s 2016 annual meeting of stockholders. The Board has determined that Mr. Smith is independent as defined in Listing Rule 5605 of The NASDAQ Stock Market LLC for purposes of serving on the Board. Committee appointments for Mr. Smith have not been determined.
Mr. Smith will receive compensation as provided in the Company’s non-employee director compensation policy. Mr. Smith will receive an annual cash retainer of $50,000 per year for his service as a member of the Board and additional annual retainers for committee service. Under the Company’s non-employee director compensation policy, upon his appointment to the Board, Mr. Smith received a grant of $100,000 of restricted stock under the Company’s 2010 Equity Incentive Award Plan, which amounted to 24,691 shares (the “Initial Award”). The restricted stock subject to the Initial Award will vest as to one-third of the shares on each anniversary of the grant date, subject to Mr. Smith’s continued service to the Company through each such vesting date. In addition, following each annual meeting of the Company’s stockholders, Mr. Smith will receive a grant of $85,000 of restricted stock under the Company’s 2010 Equity Incentive Award Plan, provided that, as of the date of such annual meeting of stockholders, Mr. Smith has served on the Board for at least six months, and provided further that as of such date he continues to serve on the Board (the “Annual Award”). The restricted stock subject to the Annual Award will vest as to all of the shares on the earlier of the first anniversary of the grant date or the next annual meeting of the Company’s stockholders, subject to Mr. Smith’s continued service through such vesting date.
The Company expects to enter into the Company’s standard indemnification agreement with Mr. Smith.

Item 7.01.	Regulation FD Disclosure.
On March 3, 2016, the Company issued a press release announcing the appointment of Mr. Smith to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated March 3, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEXIS, INC.

Date: March 4, 2016	By:	/s/ Douglas T. Sheehy
	Name:	Douglas T. Sheehy
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 3, 2016.